Exhibit 32.2

CERTIFICATION

In connection with the Annual Report of Phoenix Energy One, LLC (the “Company”) on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 17, 2026	By:	/s/ Curtis Allen
Curtis Allen
Chief Financial Officer (Principal Financial Officer)